                                                                    EXHIBIT 10.1


                   FIFTH AMENDMENT AND LIMITED WAIVER TO THE
                   -----------------------------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS FIFTH AMENDMENT AND LIMITED WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated effective as of October 12, 2000, is among
                 ---------
RENAISSANCE WORLDWIDE, INC. ("Borrower"), a Massachusetts corporation, each of
                              --------
the banks or other lending institutions which is a party hereto (individually, each a "Lender", and collectively the "Lenders") and BANK OF AMERICA, N.A., as
        ------                         -------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent").
-----

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower has requested that certain provisions of the Credit Agreement be amended and/or waived in certain respects, and Administrative Agent and the Lenders are willing to comply with such request as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.


                                   ARTICLE 2

                                Fifth Amendment
                                ---------------

     Section 2.1  Addition of Definition.  Section 1.1 of the Credit Agreement
                  ----------------------   -----------
is hereby amended by adding thereto in proper alphabetical order the definitions of "Fifth Amendment", "The Hunter Group Dispositions" and "The Hunter Group Stock Purchase Agreement", each to read in their entirety as follows:

          "Fifth Amendment" means that certain Fifth Amendment and Limited
           ---------------
     Waiver to the Amended and Restated Credit Agreement dated effective as of October 12, 2000 among Borrower, the Administrative Agent and the Lenders.

          "The Hunter Group Dispositions" means, in aggregate, the dispositions
           -----------------------------
     of The Hunter Group, Inc., a Maryland corporation, Renaissance Worldwide Consulting Private Limited, an India corporation, and each of their respective Subsidiaries and certain related Property, all as more fully described in The Hunter Group Stock Purchase Agreement, to Cedar USA Holdings, Inc., a Delaware corporation, on or prior to October 27, 2000 for aggregate Net Proceeds of no less than Sixty-Five Million Dollars ($65,000,000).

          "The Hunter Group Stock Purchase Agreement" means that certain Stock
           -----------------------------------------
     Purchase Agreement, dated as of September 20, 2000, among Cedar USA Holdings, Inc., a Delaware corporation, Cedar Group Plc, a United Kingdom corporation, and Borrower, a final copy of which as executed has been delivered to the Administrative Agent.

     Section 2.2  Amendment to Definition of Revolving Commitment.  The final
                  -----------------------------------------------
sentence of the definition of "Revolving Commitment" appearing in Section 1.1 of
                                                                  -----------
the Credit Agreement is hereby amended to read in its entirety as follows:

     The aggregate amount of all the Revolving Commitments as of the effective date of the Fifth Amendment equals Sixty-Five Million Dollars ($65,000,000).

     Section 2.3  Amendment to Schedule 1.1.  Schedule 1.1 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit "A" to this Amendment.
-----------

     Section 2.4  Amendment to Section 2.7.  Clause (c) of Section 2.7 of the
                  ------------------------   ----------    -----------
Credit Agreement is hereby amended by deleting the penultimate sentence thereof in its entirety.

     Section 2.5  Amendment to Section 4.2.  Section 4.2 of the Credit Agreement
                  ------------------------   -----------
is hereby amended by adding the following sentence to end thereof to read in its entirety as follows:

     Notwithstanding anything to contrary contained herein, upon consummation of The Hunter Group Dispositions, delivery to the Administrative Agent of the L/C Cash Collateral (as such term is defined in Section 11.8) and
                                                     ------------
     prepayment by Borrower of the Loans in full, all as set forth in clause
                                                                      ------
     (vii) of Section 11.8 of this Agreement, the L/C Fee Rate shall
     -----    ------------
     automatically be adjusted to be one-half of one percent (0.50%) per annum and the applicable fee (as calculated as set forth in, and as required to be paid by, Section 2.7(c)) shall be paid to the Administrative Agent
                 --------------
     solely for the account of the Issuing Bank (as such term is defined in
     Section 11.8).
     ------------

     Section 2.6  Amendments to Section 11.8.  Section 11.8 of the Credit
                  --------------------------   ------------
Agreement is hereby amended by changing the word "and" at the end of clause (v)
                                                                     ----------
thereof to a comma, by changing the period at the end of clause (vi) to the word
                                                         -----------
"and" and by adding thereafter the following clause (vii) to read in its
                                             ------------
entirety as follows:

     (vii) The Hunter Group Dispositions; provided, however, that The Hunter
                                          --------  -------
     Group Dispositions are permitted only on the conditions that, contemporaneously with or prior to the closing of such dispositions, the Net Proceeds thereof be applied in amounts necessary for Borrower to (A) pledge to the Administrative Agent as security for the Reimbursement Obligations of the Issuing Bank (as defined below), pursuant to agreements in form and substance satisfactory to the Administrative Agent, an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities arising in connection with the Letters of Credit identified on Exhibit "B" to the Fifth Amendment (as used only in this
                   -----------
     Section 11.8, the "Current L/Cs"), such funds to be held in a cash
     ------------       ------------
     collateral account by the Administrative Agent for the benefit of the Issuing Bank without any right of withdrawal by Borrower (as used only in this Section 11.8, the "L/C Cash Collateral"), such account to bear
          ------------       -------------------
     interest at a standard and customary rate for time deposits, and (B) prepay the Loans in full.

          The prepayment of the Loans in full as set forth in clause (vii) shall
                                                              ------------
     ipso facto constitute the permanent and irrevocable termination of all Commitments of the Lenders under the Loan Documents other than the Reimbursement Obligations of Bank of America in its capacity as the issuer of each of the Current L/Cs (as used only in this Section 11.8, in such
                                                       ------------
     capacity the "Issuing Bank").  Contemporaneously with the receipt by the
                   ------------
     Administrative Agent of the L/C Cash Collateral and the prepayment of the Loans in full as set forth in clause (vii), the Liens of the Administrative
                                   ------------
     Agent and the Lenders against all Collateral other than the Liens of the Administrative Agent (for the benefit of the Issuing Bank) in the L/C Cash Collateral shall be released. At any time during which the Current L/Cs are outstanding, all provisions of the Loan Documents relating to the L/C Cash Collateral, the Current L/Cs, the Reimbursement Obligations of the Issuing Bank, and the outstanding Letter of Credit Liabilities arising in connection with the Current L/Cs shall remain in full force and effect as between the Loan Parties, the Administrative Agent and the Issuing Bank.

          Upon return of the Current L/Cs to the Issuing Bank and upon delivery to the Issuing Bank of any other documentation reasonably requested by the Issuing Bank evidencing termination of the Letter of Credit Liabilities related thereto, the Liens of the Administrative Agent (for the benefit of the Issuing Bank) in the L/C Cash Collateral shall be released and all L/C Cash Collateral remaining after payment of any Reimbursement Obligations (if any) of the Issuing Bank shall be returned to Borrower. At such time, all remaining Commitments of the Administrative Agent, Bank of America and the Issuing Bank shall permanently and irrevocably terminate.

          Notwithstanding any of the foregoing, all provisions of the Loan Documents which by their terms survive prepayment of the Loans and/or termination of the Commitments shall remain in full force and effect.

                                   ARTICLE 3

                                Limited Waiver
                                --------------

     Section 3.1    Waiver.
                    ------

          (a) The Borrower's failure to timely deliver the monthly financial statements and Compliance Certificate required, respectively, by subsections 10.1(b) and (c) of the Credit Agreement is hereby waived for
     -------------------     ---
     the calendar months ended July, 2000 and August, 2000.

          (b) The Borrower's failure to, and failure to cause each Domestic Subsidiary of Borrower created or acquired prior to the date of this Amendment to, execute and deliver to the Administrative Agent all documentation necessary to comply with Section 7.3 and subsection 10.10(b)
                                            -----------     -------------------
     of the Credit Agreement is hereby temporarily waived (and only temporarily waived during the period set forth herein but not thereafter) from the date hereof to and until October 27, 2000.

     Section 3.2    Limitation of Waiver.  The waivers granted in Section 3.1 of
                    --------------------                          -----------
this Amendment shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of any Loan Document except as expressly set forth herein. Further, the waivers granted in Section 3.1 of this Amendment shall not constitute a
                       -----------
waiver of any other Default arising as a result of the violation of any other term or provision of any Loan Document, or a waiver of any rights or remedies arising as a result of any such other Defaults.


                                   ARTICLE 4

                                  Conditions
                                  ----------

     Section 4.1    Conditions Precedent.  The effectiveness of this Amendment
                    --------------------
is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

          (b)       After giving effect to Articles 2 and 3 hereof, no Default
                                           ----------     -
     or Event of Default shall have occurred and be continuing.

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Amendment.

          (d) Borrower shall have paid to the Administrative Agent and each Lender all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each such Lender arising in connection with this Amendment, including, without limitation, the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent, (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.


                                   ARTICLE 5

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 5.1    Ratifications.  The terms and provisions set forth in this
                    -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2    Representations and Warranties.  Borrower hereby represents
                    ------------------------------
and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.



                                   ARTICLE 6

                                 Miscellaneous
                                 -------------

     Section 6.1  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     Section 6.2  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 6.3  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.4  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 6.5  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     Section 6.6  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 6.7  Effect of Amendment.  No consent or waiver, express or
                  -------------------
implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 6.8  Headings.  The headings, captions, and arrangements used in
                  --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                  ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                                        BORROWER:
                                        --------

                                        RENAISSANCE WORLDWIDE, INC.


                                        By:     /s/ Joseph F. Pesce
                                           -------------------------------------
                                        Name:   Joseph F. Pesce
                                             -----------------------------------
                                        Title:  Chief Financial Officer
                                              ----------------------------------


                                        LENDERS:
                                        -------

                                        BANK OF AMERICA, N.A.,
                                        as the Administrative Agent and as a
                                        Lender

                                        By:     /s/ Fred L. Thorne
                                           -------------------------------------
                                        Name:   Fred L. Thorne
                                             -----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------

                                        GMAC COMMERCIAL CREDIT LLC (formerly BNY
                                        Factoring LLC),
                                        as the Syndication Agent and as a Lender

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        CITIZENS BANK OF MASSACHUSETTS

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        THE CIT GROUP / BUSINESS CREDIT, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        DEBIS FINANCIAL SERVICES, INC.

                                        By:    /s/ James Vandervalk
                                           -------------------------------------
                                        Name:  James Vandervalk
                                             -----------------------------------
                                        Title: President - ABL Division
                                              ----------------------------------

                                        FINOVA CAPITAL CORPORATION

                                        By:    /s/ Bruce Mettel
                                           -------------------------------------
                                        Name:  Bruce Mettel
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        NATIONAL BANK OF CANADA

By:    /s/ Leonard J. Pellecchia        By:    /s/ A. Keith Broyles
   ---------------------------------       -------------------------------------
Name:  Leonard J. Pellecchia            Name:  A. Keith Broyles
     -------------------------------         -----------------------------------
Title: Vice President                   Title: Vice President & Manager
      ------------------------------          ----------------------------------

                                        PNC BUSINESS CREDIT

                                        By:    /s/ John W. Speiser
                                           -------------------------------------
                                        Name:  John W. Speiser
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        WEBSTER BANK

                                        By:    /s/ William H. Creaser
                                           -------------------------------------
                                        Name:  William H. Creaser
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the Fifth Amendment and Limited Waiver to the Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (ii) agrees that
                            ---------
the Amendment shall not limit or diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of July 15, 1999 (as amended, the "Guaranty"), or under that certain Pledge and Security Agreement
              --------
dated as of July 15, 1999 (as amended, the "Pledge and Security Agreement"),
                                            -----------------------------
executed or joined in by each of the undersigned and delivered to the Administrative Agent, (iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of October 12, 2000.


                                        THE HUNTER GROUP, INC.
                                        THE HUNTER GROUP INTERNATIONAL, INC.
                                        THE MANAGEMENT DECISIONS GROUP, INC.
                                        NEOGLYPHICS MEDIA CORPORATION
                                        RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                                        RENAISSANCE WORLDWIDE INTERNATIONAL
                                             HOLDINGS, INC.
                                        RENAISSANCE WORLDWIDE IT CONSULTING
                                             SERVICES, INC.
                                        STERLING INFORMATION GROUP, INC.
                                        TRI SECURITIES CORP.

                                        By:    /s/ Joseph F. Pesce
                                           -------------------------------------
                                        Name:  Joseph F. Pesce
                                             -----------------------------------
                                        Title: Vice President for each of the
                                               foregoing

                                        ARI NATIONAL COMPANY

                                        By:    /s/ Joseph F. Pesce
                                           -------------------------------------
                                        Name:  Joseph F. Pesce
                                             -----------------------------------
                                        Title: Sole Trustee

                                        This Reaffirmation of Guaranty and
                                        Pledge and Security Agreement is
                                        executed on behalf of ARI National
                                        Company by its sole trustee as sole
                                        trustee and not individually, and the
                                        obligations of ARI National Company
                                        hereunder are not binding upon any of
                                        ARI National Company's sole trustee,
                                        officers or shareholders or any of them
                                        individually but are binding only upon
                                        the assets and property of ARI National
                                        Company. The Agreement and Declaration
                                        of Trust of ARI National Company is on
                                        file with the Secretary of the
                                        Commonwealth of Massachusetts.

                                  EXHIBIT "A"
                                  -----------

                                 Schedule 1.1

                                  Commitments
                                  -----------

-------------------------------------------------------------------------------------------------------
                        Lender                                           Revolving Commitment
                        ------                                           --------------------
-------------------------------------------------------------------------------------------------------
                 Bank of America, N.A.                                      $9,533,333.34
-------------------------------------------------------------------------------------------------------
GMAC Commercial Credit LLC (formerly BNY Factoring LLC)                     $9,533,333.34
-------------------------------------------------------------------------------------------------------
              FINOVA Capital Corporation                                    $7,800,000.00
-------------------------------------------------------------------------------------------------------
                  PNC Business Credit                                       $7,800,000.00
-------------------------------------------------------------------------------------------------------
         The CIT Group / Business Credit, Inc.                              $7,800,000.00
-------------------------------------------------------------------------------------------------------
                National Bank of Canada                                     $6,066,666.66
-------------------------------------------------------------------------------------------------------
            Citizens Bank of Massachusetts                                  $6,066,666.66
-------------------------------------------------------------------------------------------------------
            Debis Financial Services, Inc.                                  $6,066,666.66
-------------------------------------------------------------------------------------------------------
                     Webster Bank                                           $4,333,333.34
-------------------------------------------------------------------------------------------------------

                                  EXHIBIT "B"
                                  -----------

                           Current Letters of Credit
                           -------------------------


----------------------------------------------------------------------------------------------------------------
L/C Number       Expiry Date      Amount                  Beneficiary                      Issuing Bank
----------       -----------      ------                  -----------                      ------------
----------------------------------------------------------------------------------------------------------------
   1225            7/31/01      $100,000.00      EOP-225 Franklin Street, LLC            Bank of America
----------------------------------------------------------------------------------------------------------------
   1227            7/08/01      $165,797.77      The Equitable Life Assurance            Bank of America
----------------------------------------------------------------------------------------------------------------
 3705028           6/12/01      $325,856.55     600 Lexington Avenue Associates          Bank of America
----------------------------------------------------------------------------------------------------------------